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                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 27, 1997, with respect to the consolidated financial statements of Glenborough Realty Trust Incorporated, the combined financial statements of the GRT Predecessor Entities, the consolidated financial statements of Glenborough Hotel Group, the financial statements of Glenborough Inland Realty Corporation, and related financial statement schedules included on Form 10-K for the year ended December 31, 1996, incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated February 15, 1997, with respect to the financial statements of Atlantic Pacific Assurance Company Limited included on Form 10-K for the year ended December 31, 1996, incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated July 9, 1996, with respect to the statements of revenues and certain expenses of the University Club Tower, which report is included on Form 8-K/A filed February 24, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated July 9, 1996 with respect to the combined statement of revenues and certain expenses of the TRP Properties, which report is included on Form 8-K/A filed February 24, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated November 15, 1996, with respect to the combined statement of revenues and certain expenses of the Carlsberg Properties, which report is included on Form 8-K/A filed February 24, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated January 31, 1997, with respect to the combined statement of revenues and certain expenses of the E&L Properties, which report is included on Form 8-K/A filed May 14, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated February 11, 1997, with respect to the combined statement of revenues and certain expenses of the CIGNA Properties, which report is included on Form 8-K/A filed May 14, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.


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        We also consent to the inclusion of our report dated May 12, 1997, with respect to the statement of revenues and certain expenses of the Riverview Property, which report is included on Form 8-K/A filed May 14, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated May 12, 1997, with respect to the statements of revenues and certain expenses of 700 S. Washington, Southworth-Milton and Fisher-Pierce (collectively the "Lennar Properties"), which report is included on Form 8-K/A first May 14, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated June 30, 1997, with respect to the statement of revenues and certain expenses of the Centerstone Property, which report is included on Form 8-K/A filed on August 8, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated October 15, 1997, with respect to the combined statement of revenues and certain expenses of the
T. Rowe Price Properties, Groups A and B, which report is included on Form 8-K/A filed on October 17, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated October 10, 1997, with respect to the combined statement of revenues and certain expenses of the Advance Properties, which report is included on Form 8-K/A filed on October 17, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.

        We also consent to the inclusion of our report dated October 10, 1997, with respect to the statement of revenues and certain expenses of the Citibank Park Property, which report is included on Form 8-K filed on October 17, 1997, and incorporated by reference into this Registration Statement and the related Prospectus of Glenborough Realty Trust Incorporated.



                                            /s/   Arthur Andersen LLP
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